General New York

      Municipal Money

      Market Fund

      ANNUAL REPORT November 30, 2002



YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL
COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                    THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                                General New York

                                                    Municipal Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for General New York Municipal Money Market Fund, covering the 12-month period from December 1, 2001 through November 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

As we approach year-end, it appears likely that 2002 will be the third consecutive year of negative returns for the U.S. stock market. Investor confidence has been shaken, and understandably so, in the aftermath of the speculative bubble of the late 90s and the 2001 recession. As a result, many investors have turned to the relative stability of the money markets. For some investors, tax-exempt money market funds are part of a broader strategy to diversify among various asset classes and reduce current income taxes. Others, however, have recently employed money market funds in an attempt to time the stock market.

In our view, the latter strategy involves greater risks than most can afford. Instead, we believe that holding the right mix of stocks, bonds and cash that fits their overall financial circumstances is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 16, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did General New York Municipal Money Market Fund perform during the period?

For the 12-month period ended November 30, 2002, the fund's Class A shares produced a yield of 0.86%, and its Class B shares produced a yield of 0.52%. Taking into account the effects of compounding, the fund's Class A and Class B shares provided effective yields of 0.86% and 0.52%, respectively, during the same period.(1)

A generally weak economy caused interest rates and tax-exempt money market yields to continue to fall during the reporting period. Although yields are currently among the lowest on record, tax-exempt money market funds have successfully preserved capital in an otherwise volatile market environment for longer-term financial assets.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we normally attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments that provide income exempt from federal, New York state and New York city personal income taxes. Second, we actively manage the fund' s average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Yields generally tend to rise when there is an increase in new-issue supply competing for investor interest. New securities, which are generally
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

issued with maturities in the one-year range, may in turn lengthen the fund's average maturity. If we anticipate limited new-issue supply, we may then look to extend the fund's average maturity to maintain then-current yields for as long as we believe practical. In addition, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was in the midst of a recession, and investors were looking forward to a resumption of economic growth in 2003. Indeed, consumers responded early in the year to historically low interest rates by spending on big-ticket items such as homes and cars. However, corporate capital spending remained anemic in the midst of high-profile accounting scandals, the threat of war in Iraq and ongoing economic uncertainty.

In an attempt to stimulate renewed economic growth, the Federal Reserve Board (the "Fed") began the reporting period with a 0.25 percentage-point rate cut, the last of 11 such reductions implemented during 2001. The Fed subsequently held interest rates steady through the first 10 months of 2002, while it waited for the economic recovery to gain momentum. When the economy failed to respond, the Fed stepped in with an additional rate cut in November, reducing short-term interest rates to just 1.25%.

Tax-exempt money market yields also fell in response to a highly volatile stock market, which caused a "flight to quality" among investors seeking a more stable investment alternative. This surge in demand for money market securities persisted throughout the reporting period.

At the same time, the weak economy contributed to fiscal problems for many states and municipalities. New York state lost jobs during the recession and collected less state income, sales and capital gains taxes than it originally anticipated. New issuance during the reporting period was easily absorbed by a surge in demand from risk-averse equity investors, and tax-exempt money market yields remained low.


In this environment, we adopted a relatively conservative posture, emphasizing preservation of capital. Accordingly, we generally favored securities backed by credit enhancements, such as bank letters of credit and third-party insurance.(2) We also emphasized diversification among issuers we consider fiscally sound.

What is the fund's current strategy?

We have generally maintained the fund's weighted average maturity at points that are in line with the fund's peer group average. This strategy is designed to give us the flexibility we need to capture higher yields if and when they become available. In addition, because the yield differences between very short-term securities and one-year notes have been much narrower than average, it has made little sense to assume the greater risks of longer-dated securities. We have also maintained our focus on high credit quality, avoiding lower-rated credits and investing in insured securities whenever possible. In our view, this conservative approach should continue to help the fund weather the current period of low yields and economic weakness.

December 16, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. THE YIELD PROVIDED FOR THE FUND'S CLASS B SHARES REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S CLASS B YIELD WOULD HAVE BEEN LOWER.

(2) INSURANCE ON INDIVIDUAL PORTFOLIO SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                                        The Fund

STATEMENT OF INVESTMENTS

November 30, 2002

STATEMENT OF INVESTMENTS

                                                                                               Principal
TAX EXEMPT INVESTMENTS--101.4%                                                                Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--100.4%

Albany School District, GO Notes, BAN

   2.25%, 7/29/2003                                                                           2,181,000                2,190,649

Albany Industrial Development Agency, IDR
   VRDN (Corning Homes Project)
   1.20% (LOC; JPMorgan Chase Bank)                                                           6,100,000  (a)           6,100,000

Alden Central School District, GO Notes

   Refunding 2%, 6/15/2003 (Insured; FSA)                                                       800,000                  802,344

Beacon School District, GO Notes, TAN

   1.65%, 12/18/2002                                                                          3,000,000                3,000,344

City of Binghamton, GO Notes, BAN

   2.25%, 9/25/2003                                                                           6,000,000                6,032,282

Cobleskill-Richmondville Central School District

   GO Notes, BAN 2.50%, 1/15/2003                                                             4,500,000                4,504,918

Commack Union Free School District

   GO Notes, TAN 2.50%, 6/27/2003                                                             2,500,000                2,511,911

Corning School District, BAN:

   2.25%, 8/15/2003                                                                             750,000                  753,264

   GO Notes, 2.25%, 8/15/2003                                                                 2,079,500                2,089,611

Dutchess County Industrial Development Agency

   Civic Facility Revenue, VRDN (Marist College Civic
   Facility) 1.20% (LOC; Key Bank)                                                            6,870,000  (a)           6,870,000

Erie County Industrial Development Agency

  VRDN:

    Civic Facility Revenue:

         (Multi-Mode-UPC Association):

            1.30% (LOC; Key Bank)                                                             5,750,000  (a)           5,750,000

            1.40% (LOC; Key Bank)                                                                50,000  (a)              50,000

         (People Inc. Project)

            1.30% (LOC; Key Bank)                                                             3,730,000  (a)           3,730,000

      IDR (MMARS 3rd Project-B&G Properties)

         1.40%, (LOC; HSBC Bank USA)                                                          1,715,000  (a)           1,715,000

Fayetteville-Manlius Central School District

   GO Notes, TAN 2.50%, 6/20/2003                                                             3,000,000                3,011,348

Hudson Falls Central School District, GO Notes

   Refunding 2.50%, 6/15/2003 (Insured; FGIC)                                                   725,000                  728,466

Irvington Union Free School District

   GO Notes, BAN 2.375%, 8/28/2003                                                            8,000,000                8,051,011

Islip Industrial Development Agency, IDR, VRDN

  (Brentwood Distribution Co. Facility)

   1.25% (LOC; Fleet National Bank)                                                           1,000,000  (a)           1,000,000

Merrick Union Free School District

   GO Notes, TAN 2%, 6/26/2003                                                                4,500,000                4,506,763


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Metropolitan Transportation Authority, Dedicated

   Tax Fund, Transit Revenue, VRDN 1.21% (Insured;
   FSA and Liquidity Facility; The Bank of New York)                                          5,490,000  (a)           5,490,000

Middletown City School District, GO Notes

   BAN 2%, 12/20/2002                                                                         1,000,000                1,000,325

Monroe County, GO Notes

   RAN 2.50%, 4/15/2003                                                                       5,000,000                5,018,332

Monroe County Industrial Development Agency

  VRDN:

    Civic Facility Revenue

         (Heritage Christian Home Project):

            1.30% (LOC; Key Bank)                                                             4,225,000  (a)           4,225,000

            1.40% (LOC; Key Bank)                                                               145,000  (a)             145,000

      College and University Revenue

         (Monroe Community College) 1.25%

         (LOC; M & T Bank)                                                                    3,500,000  (a)           3,500,000

      IDR (Jamestown Continental)

         1.40%, (LOC; HSBC Bank USA)                                                          1,395,000  (a)           1,395,000

Monroe Tobacco Asset Securitization Corporation

  Tobacco Settlement Revenue, VRDN 1.25%

   (Liquidity Facility; Westdeutsche Landesbank)                                              3,000,000  (a)           3,000,000

Nassau County Interim Finance Authority

   Sales Tax Revenue, BAN 3%, 3/13/2003                                                       4,000,000                4,018,272

New York City, GO Notes:

   RAN 2.50%, 4/11/2003                                                                      10,000,000               10,039,300

   VRDN:

      1.15% (Insured; AMBAC and Liquidity

         Facility; JPMorgan Chase Bank)                                                       2,900,000  (a)           2,900,000

      1.15% (Insured; MBIA and Liquidity

         Facility; Bank of Nova Scotia)                                                       5,900,000  (a)           5,900,000

      1.15% (Insured; MBIA and Liquidity Facility;

         Landesbank Hessen-Thuringen Girozentrale)                                            7,350,000  (a)           7,350,000

      1.15% (LOC; KBC Bank)                                                                   1,100,000  (a)           1,100,000

      1.30% (Insured; FGIC and Liquidity

         Facility; FGIC)                                                                      3,600,000  (a)           3,600,000

      1.30% Series B-3

         (LOC; JPMorgan Chase Bank)                                                           1,250,000  (a)           1,250,000

      1.30% Series C (LOC; JPMorgan Chase Bank)                                               2,100,000  (a)           2,100,000

      1.30% Series E-5

         (LOC; JPMorgan Chase Bank)                                                          11,700,000  (a)          11,700,000

      Refunding 1.30% (Insured; FSA and Liquidity

         Facility; State Street Bank and Trust Co.)                                          15,550,000  (a)          15,550,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Housing Development Corporation

                   Multi-Family Rental Housing Revenue, VRDN:

    (Brittany Development)

         1.15% (Liquidity Facility; FNMA)                                                     6,000,000  (a)           6,000,000

      (Carnegie Park) 1.10% (Liquidity Facility; FNMA)                                       15,000,000  (a)          15,000,000

      (Columbus Green) 1.10% (Liquidity Facility; FNMA)                                       9,975,000  (a)           9,975,000

      (Montery) 1.10% (Liquidity Facility; FNMA)                                             28,250,000  (a)          28,250,000

New York City Industrial Development Agency

  VRDN:

    Civic Facility Revenue

         (Brooklyn United Methodist Project)

            1.20% (LOC; The Bank of New York)                                                 3,000,000  (a)           3,000,000

      IDR (Allway Tools Inc., Additional Project)

         1.35% (LOC; Citibank)                                                                2,315,000  (a)           2,315,000

      Special Facility Revenue (Korean Air Lines Co.)

         1.15% (LOC; Citibank)                                                                6,100,000  (a)           6,100,000

New York City Municipal Water Finance Authority

  Water and Sewer System Revenue:

    CP:

         1.40%, 12/5/2002 (LOC: Bayerische

            Landesbank and Westdeutsche Landesbank)                                           6,000,000                6,000,000

         1.45%, 12/9/2002 (LOC; Westdeutsche

            Landesbank)                                                                       5,000,000                5,000,000

         1.45%, 12/26/2002 (LOC: Bank of Nova Scotia,

            Commerzbank and Toronto Dominion Bank)                                            5,000,000                5,000,000

      VRDN:

         1.15%, Series C (Insured; FGIC and

            Liquidity Facility; FGIC)                                                         7,500,000  (a)           7,500,000

         1.15%, Series 93-C (Insured; FGIC and

            Liquidity Facility; FGIC)                                                        12,800,000  (a)          12,800,000

         1.20% (Insured; FGIC and Liquidity

            Facility; FGIC)                                                                   4,000,000  (a)           4,000,000

New York City Transitional Finance Authority

  Revenues, VRDN:

      1.30% (Liquidity Facility; The Bank of New York)                                       18,900,000  (a)          18,900,000

      Merlots Program 1.26% (Insured; MBIA

         and Liquidity Facility; Wachovia Bank)                                              10,000,000  (a)          10,000,000

New York Counties Tobacco Trust II

  Tobacco Settlement Revenue, VRDN

   1.25% (Liquidity Facility; Merrill Lynch)                                                  5,495,000  (a)           5,495,000

New York State Dormitory Authority, College and
   University Revenue, School Districts Financing
   Program 3%, 4/1/2003 (Insured; MBIA)                                                       1,725,000                1,734,074


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Energy Research and

  Development Authority, PCR

  (New York State Electric and Gas)

   1.95%, 12/1/2002 (LOC; Fleet National Bank)                                               11,700,000               11,700,000

New York State Housing Finance Agency

  Revenue, VRDN:

      1.15% (Liquidity Facility; FNMA)                                                       10,000,000  (a)          10,000,000

      (1500 Lexington Avenue Housing)

         1.35% (LOC; Fleet National Bank)                                                     5,000,000  (a)           5,000,000

New York State Mortgage Agency, Revenue

   1.50%, 4/1/2003                                                                            1,100,000                1,099,244

New York State Thruway Authority

  Service Contact Revenue, VRDN

  1.20% (Insured; AMBAC and

   LOC; JPMorgan Chase Bank)                                                                  7,200,000  (a)           7,200,000

Northport-East Northport Union Free School

   District, GO Notes, BAN 2.50%, 4/30/2003                                                   1,000,000                1,002,814

Oneida County Industrial Development Agency

  IDR, VRDN (CMB Oriskany)

   1.40% (LOC; The Bank of New York)                                                          2,520,000  (a)           2,520,000

Otsego County Public Improvement, GO Notes

   3.50%, 11/15/2003 (Insured; FGIC)                                                          1,199,874                1,219,069

Plainview Old Bethpage Central School District

   GO Notes, TAN 2.50%, 6/27/2003                                                             1,000,000                1,005,581

Port Authority of New York and New Jersey

  Special Obligation Revenue, VRDN

  (Versatile Structure Obligation) 1.15%

   (Liquidity Facility; JPMorgan Chase Bank)                                                  8,850,000  (a)           8,850,000

Port Washington Union Free School District

   GO Notes, TAN 2.50%, 6/26/2003                                                               500,000                  502,789

Poughkeepsie City School District, GO Notes

   TAN 3%, 6/26/2003                                                                            500,000                  504,057

Poughkeepsie Industrial Development Agency

  Senior Living Facility Revenue, VRDN

  (Manor at Woodside Project) 1.30%

   (LOC; The Bank of New York)                                                                5,000,000  (a)           5,000,000

Rockland County, GO Notes, RAN

   3%, 4/9/2003                                                                               3,360,000                3,377,679

Sag Harbor Union Free School District

   GO Notes, TAN 2.50%, 6/30/2003                                                             3,480,000                3,500,831

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Saint Lawrence County Industrial Development

  Agency, VRDN:

    Civic Facility Revenue (Canton-Postdam

         Hospital Project) 1.20% (LOC; Key Bank)                                              5,808,000  (a)           5,808,000

      IDR (Newspapers Corp.)

         1.45% (LOC; Key Bank)                                                                2,895,000  (a)           2,895,000

South Seneca Central School District, GO Notes

   Refunding 2.25%, 6/15/2003 (Insured; MBIA)                                                   300,000                  301,279

Troy Industrial Development Authority

  Civic Facility Revenue, VRDN

   (Rensselaer Polytechnic) 1.25%                                                             3,500,000  (a)           3,500,000

Ulster County Industrial Development Agency

                     IDR, VRDN (Kingston Block and Masonry)

   1.40% (LOC; The Bank of New York)                                                          3,500,000  (a)           3,500,000

Warren and Washington Counties Industrial

  Development Agency, VRDN:

    Civic Facility Revenue (Glen at Hiland

         Meadows Project) 1.15% (LOC; PNC Bank)                                               4,000,000  (a)           4,000,000

      IDR (Angiodynamics Project)

         1.45% (LOC; Key Bank)                                                                3,465,000  (a)           3,465,000

Westchester County Industrial Development

  Agency, Civic Facility Revenue, VRDN

  (Rye Country Day School Project)

   1.30% (LOC; Allied Irish Banks)                                                            5,000,000  (a)           5,000,000

Yonkers Industrial Development Agency

  IDR, VRDN (104 Ashburton Avenue LLC)

   1.30% (LOC; Key Bank)                                                                      3,125,000  (a)           3,125,000

U.S. RELATED--1.0%

Commonwealth of Puerto Rico, Revenue

  VRDN, Merlots Program 1.22%

   (Insured; MBIA and LOC; Wachovia Bank)                                                     3,750,000  (a)           3,750,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $397,573,663)                                                            101.4%              397,574,557

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.4%)              (5,644,537)

NET ASSETS                                                                                       100.0%              391,930,020



Summary of Abbreviations

AMBAC                 American Municipal Bond                         GO                    General Obligation
                          Assurance Corporation
                                                                      IDR                   Industrial Development Revenue
BAN                   Bond Anticipation Notes
                                                                      LOC                   Letter of Credit
CP                    Commercial Paper
                                                                      MBIA                  Municipal Bond Investors Assurance
FGIC                  Financial Guaranty Insurance                                              Insurance Corporation
                          Company
                                                                      PCR                   Pollution Control Revenue
FNMA                  Federal National Mortgage
                          Association                                 RAN                   Revenue Anticipation Notes

FSA                   Financial Security Assurance                    TAN                   Tax Anticipation Notes

                                                                      VRDN                  Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               73.5

AAA, AA, A(b)                    Aaa, Aa, A(b)                   AAA, AA,A(b)                                      7.2

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                     19.3

                                                                                                                 100.0

(A)   SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
      CHANGE.

(B)   NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
      THE ISSUERS.

(C)   SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
      HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
      RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002

                                                              Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           397,573,663   397,574,557

Interest receivable                                                   1,089,930

Prepaid expenses and other assets                                        29,505

                                                                    398,693,992
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           187,825

Cash overdraft due to Custodian                                       2,773,406

Payable for investment securities purchased                           3,750,000

Payable for shares of Common Stock redeemed                               4,105

Accrued expenses                                                         48,636

                                                                      6,763,972
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      391,930,020
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     391,940,358

Accumulated net realized gain (loss) on investments                    (11,232)

Accumulated unrealized appreciation on investments                          894
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      391,930,020

NET ASSET VALUE PER SHARE

                                                          Class A      Class B
--------------------------------------------------------------------------------

Net Assets ($)                                        346,578,499    45,351,521

Shares Outstanding                                    346,601,817    45,346,609
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00          1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended November 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,269,426

EXPENSES:

Management fee--Note 2(a)                                            2,066,071

Shareholder servicing costs--Note 2(c)                                 571,006

Distribution fees and prospectus--Note 2(b)                             93,501

Custodian fees                                                          46,299

Professional fees                                                       45,050

Registration fees                                                       35,877

Prospectus and shareholders' reports                                    22,055

Trustees' fees and expenses--Note 2(d)                                  12,786

Miscellaneous                                                           12,835

TOTAL EXPENSES                                                       2,905,480

Less--reduction in shareholder servicing costs

  due to undertaking--Note 2(c)                                       (27,492)

NET EXPENSES                                                         2,877,988

INVESTMENT INCOME--NET                                               3,391,438
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 20,449

Net unrealized appreciation (depreciation) on Investments                (371)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  20,078

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,411,516

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended November 30,
                                             -----------------------------------
                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,391,438          10,282,640

Net realized gain (loss) on investments            20,449              26,490

Net unrealized appreciation
   (depreciation) on investments                     (371)               (122)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    3,411,516          10,309,008
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (3,151,978)          (9,306,415)

Class B shares                                  (239,460)            (976,225)

TOTAL DIVIDENDS                               (3,391,438)         (10,282,640)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Class A shares                                823,512,278        922,949,664

Class B shares                                 87,386,699        129,757,851

Dividends reinvested:

Class A shares                                  3,035,780          8,991,599

Class B shares                                    238,003            957,216

Cost of shares redeemed:

Class A shares                              (900,592,037)        (893,018,527)

Class B shares                               (83,855,005)        (125,193,682)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS          (70,274,282)          44,444,121

TOTAL INCREASE (DECREASE) IN NET ASSETS      (70,254,204)          44,470,489
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           462,184,224          417,713,735

END OF PERIOD                                 391,930,020          462,184,224

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended November 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .009           .024           .033           .024          .027

Distributions:

Dividends from investment
   income--net                                                   (.009)         (.024)         (.033)         (.024)        (.027)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .86           2.40           3.36           2.45          2.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                             .66            .63            .67            .68           .68

Ratio of net investment income

   to average net assets                                          .86           2.35           3.31           2.42          2.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                                346,578         420,605       381,658        378,115       405,054

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended November 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2002          2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .005          .020           .030           .021          .024

Distributions:

Dividends from investment
   income--net                                                   (.005)        (.020)          (.030)         (.021)        (.024)

Net asset value, end of period                                   1.00          1.00            1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .52          2.03            3.05           2.12          2.47
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                            1.00           .98             .98            .98           .98

Ratio of net investment income

   to average net assets                                          .52          1.89            2.94           2.14          2.44

Decrease reflected in above expense

  ratios due to undertakings

   by The Dreyfus Corporation                                     .06           .07             .08            .10           .08
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                                 45,352        41,580          36,056        93,287         46,997

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General New York Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal, New York state and New York city personal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A and Class B. Class A shares and Class B shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and, Class A shares and Class B shares are subject to a Shareholder Services Plan. In addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $34,351, during the period ended November 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.


At November 30, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover is available to be applied against future net securities profit, if any, realized subsequent to November 30, 2002. If not applied, $11,232 of the carryover expires in fiscal 2003.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2002 and November 30, 2001, respectively, were all tax exempt income.

At November 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the value of the fund's average net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2002, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Distribution Plan with respect to Class B ("Class B Distribution Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B shares bear directly the cost of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan, such aggregate amount not to exceed in any fiscal year of the fund, the greater of $100,000 or .005 of 1% of the average daily net assets of Class B. In addition, Class B shares reimburse the Distributor for pay The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ments made to third parties for distributing Class B shares at an annual rate of ..20 of 1% of the value of the average daily net assets. During the period November 30, 2002, Class B shares were charged $93,501 pursuant to the Class B Distribution Plan.

(C) Under the Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan"), Class A shares reimburse the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2002, Class A shares were charged $282,937 pursuant to the Class A Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class B ("Class B Shareholder Services Plan"), Class B shares pay the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of their services. The Distributor determines the amounts to be paid to Service Agents.

The Manager had undertaken from December 1, 2001 through November 30, 2002, that if the aggregate expenses of Class B shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1% of the value of the average daily net assets of Class B, the Manager would reimburse the expenses of the fund under the Class B Shareholder Services Plan to the extent of any excess expense and up to the full fee payable under such Class B Shareholder Services Plan. During the period ended November 30, 2002, Class B shares were charged $115,624, of which $27,492 was reimbursed by the Manager.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2002, the fund was charged $93,838 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Boards members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees General New York Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of General New York Municipal Money Market Fund as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the fund at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                              [ERNST & YOUNG LLP SIGNATURE LOGO]
New York, New York

January 6, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2002 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are New York residents, New York state and New York city personal income taxes).

                                                                        The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (69)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Peggy C. Davis (59)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Ernest Kafka (70)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Nathan Leventhal (59)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-Present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

                                                                        The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old, and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old, and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director-Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE AUGUST 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


NOTES

                                                           For More Information

                        General New York Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  574AR1102